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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                               Cotelligent, Inc.
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             (Exact name of registrant as specified in its charter)



                              July 12, 2000
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               Date of Report (Date of earliest event reported)



       Delaware                     0-27412            94-3173918
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  (State or other juris-           (Commission       (I.R.S. Employer
diction of incorporation)          File Number)     Identification No.)


       101 California Street - Suite 2050 San Francisco, CA     94111
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           (Address of principal executive offices)           (Zip Code)



                                (415) 439-6400
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             (Registrant's telephone number, including area code)
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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Item 8.  Change in Fiscal Year.
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  On July 12, 2000, the Board of Directors of Cotelligent, Inc. (the "Company")
approved the change of the Company's fiscal year end from March 31 to December
31. A transition report on Form 10-K covering the transition period from April 1, 2000 through December 31, 2000 will be filed with the Securities and Exchange Commission by March 31, 2001.



     (c) Exhibits.

          Exhibit No.                 Exhibit
          -----------                 -------

             99.1 Press Release issued by the Company on July 19, 2000 regarding the change of fiscal year described in Item 8 and other Company information.





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                                   Signature
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  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COTELLIGENT, INC.
                                              (Registrant)



Dated:  July 26, 2000                         By: /s/ James R. Lavelle
                                                 -----------------------
                                                 James R. Lavelle
                                                 Chief Executive Officer

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                                 EXHIBIT INDEX
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Exhibit No.         Description                                          Page
-----------         -----------                                         ------

99.1 Press Release issued by the Company on July 19, 2000 regarding the change of the Company's fiscal year end from March 31 to December 31 and other Company information.

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